Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002




       In connection with the Quarterly Report of Berkeley Technology Limited on Form 10-Q for the period ended September 30, 2009 as filed with the U.S. Securities and Exchange Commission (the "Report"), I, Arthur I. Trueger, as Principal Financial Officer of the registrant, certify, pursuant to 18 U.S.C. ss. 1350, as adopted by ss. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

       (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

       (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.



Date:  November 16, 2009                      By:    /s/  Arthur I. Trueger

                                                     Arthur I. Trueger
                                                     Principal Financial Officer